Exhibit 10.10

Letter of Confirmation

WHEREAS

1.                  The Equity Voting Proxy Agreement (the “Original Equity Voting Proxy Agreement”) was signed on January 29, 2018 by Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司), Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司), Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）), Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业), Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司), Shenzhen OneConnect Intelligent Technology Co., Ltd.(深圳壹账通智能科技有限公司) and their subsidiaries at all levels existing at the date of the agreement, Li Jie, Xu Liang, Wang Wenjun and Dou Wenwei (collectively referred to as the “Signatories”).

2.                  The Amended and Restated Equity Voting Proxy Agreement (the “Amended and Restated Equity Voting Proxy Agreement”, together with the Original Equity Voting Proxy Agreement, the “Equity Voting Proxy Agreement”) was signed on September, 16, 2019 by Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司), Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司), Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）), Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业), Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司), Shenzhen OneConnect Intelligent Technology Co., Ltd.(深圳壹账通智能科技有限公司) and their subsidiaries at all levels existing at the date of the agreement, Li Jie, Xu Liang, Wang Wenjun and Dou Wenwei, to replace the Original Equity Voting Proxy Agreement.

3.                  As at the date of the this letter of confirmation (“Letter of Confirmation”), Shanghai OneConnect Block Chain Technology Co., Ltd. (上海壹账通区块链科技有限公司) (the “Company”), a limited liability company established under the laws of China, having its registered address at Room 3484, 3F, 2879 Longteng Avenue, Xuhui District, Shanghai, is a subsidiary of Shenzhen OneConnect Technology Service Co., Ltd.

The Company hereby irrevocably confirms and undertakes that:

1.                  It agrees and confirms that since the effective date of the Original Equity Voting Proxy Agreement, it has not breached such agreement.

2.                  It agrees and confirms that from the effective date of the Amended and Restated Equity Voting Proxy Agreement, the Original Equity Voting Proxy Agreement ceases to have any effect with regard to and is not binding upon the Company.

3.                  It agrees and confirms that as at the date of the Letter of Confirmation, it is not involved in any dispute, litigation or controversy over, or asserts a right, makes a demand or claim at any time in the future with regard to, the execution, entry into force, performance and termination of the Equity Voting Proxy Agreement.

4.                  It agrees and confirms that upon the termination date of the Original Equity Voting Proxy Agreement, unless otherwise agreed in the Letter of Confirmation, any term of the Original Equity Voting Proxy Agreement ceases to have any effect with regard to and is not binding upon the Company. Notwithstanding the foregoing, the terms of the Original Equity Voting Proxy Agreement in relation to notice, applicable law, settlement of dispute, law amendment and survival, shall survive the termination of the Original Equity Voting Proxy Agreement and is binding upon the Company.

5.                  The Company undertakes and warrants that it has all the necessary powers, rights, authorization, approval and capability to sign the Letter of Confirmation and has taken all actions necessary to obtain the authorization to sign the Letter of Confirmation; the signature of the Letter of Confirmation by it does not violate any law or regulation, or legal documents binding upon it.

6.                  The Company undertakes and warrants that, regardless of whether the Letter of Confirmation is terminated, it shall strictly keep confidential the business secrets, proprietary information, customer information and other confidential information of other relevant parties which are obtained by it in signing and performing the Letter of Undertaking, the contents of the Letter of Undertaking, the matters involved in the Letter of Undertaking, all documents and information provided to other relevant parties for negotiation, signature and performance of the Letter of Undertaking, and the existence of the Letter of Undertaking (“Confidential Information”). The party receiving the confidential information shall not disclose any confidential information to any other third party except with the prior written consent of the disclosing party or in accordance with relevant laws, regulations or stock exchange rules; except for the purpose of performing the Letter of Confirmation, the party receiving the confidential information shall not use any confidential information.

7.                  Unless otherwise agreed in the Letter of Confirmation, the terms used herein shall have the same meanings and interpretation as in the Equity Voting Proxy Agreement.

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(Signature Page to the Letter of Confirmation)

Shanghai OneConnect Block Chain Technology Co., Ltd.

(Official seal)

Legal or authorized representative (signature):	/s/ Huang Yuxiang